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                                                                  Exhibit 10.4


                            MCII HOLDINGS (USA), INC.
                          MANAGEMENT STOCK OPTION PLAN


              1.     PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

              The purpose of the MCII Holdings (USA), Inc. Management Stock Option Plan (the "Plan") is to afford an incentive to selected directors, officers, employees and consultants of MCII Holdings (USA), Inc. (the "Company"), or any Subsidiary or affiliate thereof which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as employees, to increase their efforts on behalf of the Company and to promote the success of the Company's business through the grant of options ("Options") pursuant to Section 6 hereof, which Options may be non-qualified stock options or "incentive stock options" in accordance with Section 422 of the Code.

              2.     DEFINITIONS.

              For purposes of the Plan, the following terms shall be defined as set forth below:

              (a) "affiliate" means any Person that directly or indirectly controls, is controlled by, or is under common control with, another Person.

              (b) "Beneficial Owner" has the meaning ascribed to it in Rule 13d-3 promulgated under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

              (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Optionee in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

              (d) "Board" means the Board of Directors of the Company.

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              (e) "Cause" means the determination, in good faith, by the Board, after notice to the Optionee and a reasonable opportunity to cure, that one or more of the following events has occurred: (i) the Optionee has failed to perform his material duties in a reasonably satisfactory manner; (ii) any reckless or grossly negligent act by the Optionee having the effect of injuring the interest, business or reputation of the Company, or any of its Subsidiaries or affiliates in any material respect; (iii) the Optionee's commission of any felony (including entry of a NOLO CONTENDERE plea); or (iv) any misappropriation or embezzlement by the Optionee of the property of the Company, or any of its Subsidiaries or affiliates.

              (f) "Change of Control" means the occurrence of any of the following events: (i) (a) any Person or group of related Persons for purposes of
Section 13(d) Exchange Act (a "Group"), other than JLL, CIBC or Dina or any of their respective affiliates, becomes the Beneficial Owner of 50% or more of the total voting or economic power of the Company's outstanding securities and (b) JLL, CIBC or Dina or any of their respective affiliates no longer have the power to elect a majority of the directors of the Board; (ii) the occurrence of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or Group other than JLL, CIBC or Dina or any of their respective affiliates; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company has been approved by JLL, CIBC or Dina or a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board; or (iv) the approval by the holders of securities of the Company of any plan or proposal for the liquidation or dissolution of the Company.

              (g) "CIBC" means CIBC WG Argosy Merchant Fund 2, L.L.C., ("CIBC Argosy") and Co-Investment Merchant Fund 3, LLC ("CMF").

              (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              (i) "Company" means MCII Holdings (USA), Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

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              (j) "Dina" means Consorcio G. Grupo Dina, S.A. de C.V., a
corporation organized under the laws of the United Mexican States, or any successor corporation.

              (k) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

              (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

              (m) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Board in its sole discretion.

              (n) "Incentive Stock Option" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

              (o) "JLL" means Joseph Littlejohn & Levy Fund III, L.P. or any of its affiliates.

              (p) "Option" means a right, granted to a Optionee under Section 6, to purchase shares of Stock.

              (q) "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

              (r) "Optionee" means a person who, as a director, officer, employee or consultant of the Company or any Subsidiary or affiliate thereof, has been granted an Option under the Plan.

              (s) "Person" has the meaning ascribed to it in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

              (t) "Plan" means this MCII Holdings (USA), Inc. Management Stock Option Plan, as amended from time to time.

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              (u) "Recapitalization Dividend" means a dividend or distribution declared or paid with the proceeds of indebtedness or the issuance of securities.

              (v) "Securities Act" means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

              (w) "Stock" means shares of the voting common stock, par value $.01 per share, of the Company.

              (x) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

              3.     ADMINISTRATION.

              The Plan shall be administered by the Board. The Board shall have the authority, in its reasonable discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or as may be reasonably necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; subject to the provisions of Section 4 hereof, to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which an Option may relate and the terms, conditions, restrictions and performance criteria relating to any Option (including, without limitation, acceleration of such Option's exercisability in the event of a change in control of the Company); and to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate thereof or the financial statements of the Company or any Subsidiary or affiliate thereof, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan;

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PROVIDED, HOWEVER, that no such amendment, modification or adjustment shall adversely affect any then outstanding Option without the prior written consent of the holder thereof.

              The Board may delegate any of its duties or responsibilities hereunder to a committee thereof or to a committee consisting of members of senior management of the Company, as the Board shall designate in writing from time to time. To the extent the Board so delegates any of its duties or responsibilities hereunder, unless otherwise provided in writing by the Board, such committee shall have powers and authority with respect to its delegated duties and responsibilities equivalent to those of the Board.

              Neither the Board, any member of the Board, nor any officer or employee of the Company designated to administer the Plan, shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder and the members of the Board and such employees shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted by law in respect of any claim, loss, damage or expense (including attorney's fees) arising from the acts, omissions and conduct in their official capacity with respect to the Plan (other than acts of willful misconduct).

              4.     ELIGIBILITY.

              Options may be granted to selected directors, officers, employees or consultants of the Company and its present or future Subsidiaries and affiliates in the discretion of the Board. In determining the persons to whom Options shall be granted, the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan; PROVIDED, HOWEVER, that no person shall be granted an Incentive Stock Option unless he or she is a director, officer, employee or consultant of the Company or a Subsidiary at the time the Incentive Stock Option is granted.

              5.     STOCK SUBJECT TO THE PLAN.

              The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 285,714 subject to adjustment as provided herein; PROVIDED, HOWEVER, that the maximum number of allotted shares that any Optionee may receive during the term of the Plan may not exceed 215,000 subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the

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Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, cancelled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan.

              In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event shall occur after the date hereof which the Board, in its reasonable discretion, determines affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees or the value of the Options under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of capital stock which may thereafter be issued upon exercise of Options, (ii) the number and kind of shares of capital stock issued or issuable in respect of outstanding Options and (iii) the exercise price, grant price, or purchase price relating to any Option; PROVIDED, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code (or any successor thereto); and FURTHER PROVIDED, that no such change or adjustment shall be made in the event that (x) capital stock is issued by the Company in exchange for cash or property or pursuant to any employee benefit plan (as defined in Section 3(3) of ERISA) of the Company and (y) no change or adjustment is made for the benefit of holders of the outstanding Stock as a result thereof.

              6.     TERMS OF OPTIONS.

              Options may be granted on such terms as may be determined by the Board in its sole discretion, provided that such terms and conditions are consistent with the following:

              (a) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Board; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, such exercise price shall be not less than the Fair Market Value of a share of stock as determined by the Board on the date of grant of such Option.

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              (b) PAYMENT. The exercise price for Stock subject to the Plan shall be in a manner set forth in an Option Agreement.

              (c) TERM OF OPTIONS. An Option granted under the Plan shall expire no later than ten (10) years from the date of grant.

              7.    GENERAL PROVISIONS.

                    (a) COMPLIANCE WITH LOCAL AND EXCHANGE REQUIREMENTS. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to, and the Company shall take all reasonable steps to comply with, all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                    (b) NONTRANSFERABILITY OF OPTIONS. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of a Optionee only by such Optionee or his guardian or legal representative and after the death of an Optionee, by his beneficiaries.

                    (c) NO RIGHT TO CONTINUED EMPLOYMENT, ETC. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall be construed as a contract of employment with any Optionee or confer upon any Optionee the right to continue in the employ of the Company, any Subsidiary or any affiliate thereof or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or affiliate thereof to terminate such Optionee's employment.

                    (d) TAXES. The Company or any Subsidiary or affiliate thereof is authorized to withhold from any payment relating to an Option under the Plan, including from a distribution of Stock, or any other payment to a Optionee, amounts

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of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Board may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations.

                    (e) AMENDMENT AND TERMINATION OF THE PLAN. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's consent, under any Option previously granted under the Plan.

                    (f) NO RIGHTS TO OPTIONS; NO STOCKHOLDER RIGHTS. No Optionee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him for such shares.

                    (g) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Board shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares.

                    (h) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof. The Company and each Optionee shall submit to the jurisdiction of the Chancery Court of and for New Castle County, Delaware with respect to any claim hereunder.

                    (i) EFFECTIVE DATE; PLAN TERMINATION. The Plan shall take effect upon the date hereof.

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